UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Binah Capital Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Binah Capital Group, Inc.
80 State Street
Albany, NY 12207
Letter to Stockholders
June 2, 2025
To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Binah Capital Group, Inc. to be held on June 27, 2025, at 10:00 a.m., Eastern Time. We have adopted a virtual format for our 2025 Annual Meeting to provide a consistent experience to all stockholders regardless of location.
Our stockholders (or their proxy holders) as of the close of business on May 28, 2025 (the “Record Date”), can participate in and vote at our 2025 Annual Meeting by visiting https://www.cstproxy.com/binahcap/2025 and entering the control number included in your notice, voting instruction form or proxy card.
Further details regarding participation in the 2025 Annual Meeting and the business to be conducted are more fully described in the accompanying proxy statement. We have also made available a copy of our 2024 Annual Report to Stockholders (“Annual Report”) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.
Your vote is important. Whether or not you plan to participate in the 2025 Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet or by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the proxy card you received in the mail.
Thank you for your support.
Sincerely,
/s/ Craig Gould
Craig Gould, Chief Executive Officer and Chairman

Binah Capital Group, Inc.
80 State Street
Albany, NY 12207
Notice of Annual Meeting of Stockholders
To Be Held June 27, 2025
The Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Binah Capital Group, Inc., a Delaware corporation (the “Company”), will be held virtually on June 27, 2025, at 10:00 a.m., Eastern Time. You will be able to attend the 2025 Annual Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/binahcap/2025 and entering the control number included on your proxy card, voting instruction form or notice included in the proxy materials. The 2025 Annual Meeting will be held for the following purposes:
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To elect David Crane and Joel Marks to serve as Class I Directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

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To ratify the appointment of FGMK, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

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To transact such other business as may properly come before the 2025 Annual Meeting or any continuation, postponement, or adjournment of the 2025 Annual Meeting.

Our Board of Directors has set the close of business on May 28, 2025 as the record date for determining stockholders who are entitled to notice of and to vote at the 2025 Annual Meeting, or any continuation, postponement or adjournment of the 2025 Annual Meeting. This proxy statement, together with the accompanying 2024 Annual Report to Stockholders (“Annual Report”) and a proxy or voting instruction form, are first being mailed to stockholders on or about June 2, 2025.
To provide convenient access and promote attendance and participation, we will hold our 2025 Annual Meeting virtually. Stockholders may attend the 2025 Annual Meeting by logging in at https://www.cstproxy.com/binahcap/2025. The meeting will begin promptly at 10:00 a.m., Eastern Time. Online check-in will begin at 9:00 a.m., Eastern Time, and you should allow time to complete the online check-in procedure.
Your vote is very important to us.   You can ensure your shares are represented at the 2025 Annual Meeting if you are a stockholder of record by promptly voting electronically over the Internet or by returning your completed proxy card in the pre-addressed, postage-paid return envelope, or, if your shares are held in street name, by returning your completed voting instruction card to your broker. If, for any reason, you desire to revoke or change your proxy, you may do so at any time before it is exercised. The proxy is solicited by our Board of Directors.
By Order of the Board of Directors
/s/ Craig Gould
Craig Gould
Chief Executive Officer and Chairman
June 2, 2025

i

PROXY STATEMENT SUMMARY
2025 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:
June 27, 2025 at 10:00 a.m., Eastern Time

Place:
Virtually at https://www.cstproxy.com/binahcap/2025

Record Date:
May 28, 2025

Voting Overview
	Proposal Description	Board Vote Recommendation	Page Number with More Information
Proposal 1	Election of two (2) Class I Directors	“FOR” all nominees	11
Proposal 2	Ratification of the appointment of FGMK, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025	“FOR”	18
Board Nominees
Name	Position	Age	Director Since
David Crane	Class I Director (Independent)	60	2024
Joel Marks	Class I Director (Independent)	69	2024

How to Vote
This Proxy Statement Summary contains highlights of certain information in this Proxy Statement. Because it is only a summary, it does not contain all of the information that you should consider before voting. Please review the complete Proxy Statement and Annual Report on Form 10-K for additional information.

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Binah Capital Group, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held virtually on Jube 27, 2025 at 10:00 a.m., Eastern Time (the “2025 Annual Meeting”), and at any continuation, postponement, or adjournment of the 2025 Annual Meeting. You will be able to attend the 2025 Annual Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/binahcap/2025 and entering the control number included on your proxy card, voting instruction form or notice included in the proxy materials.
Holders of record of shares of our Common Stock, par value $0.0001 per share (“Common Stock”), as of the close of business on May 28, 2025 (the “Record Date”), will be entitled to notice of and to vote at the 2025 Annual Meeting and any continuation, postponement, or adjournment of the 2025 Annual Meeting. As of the Record Date, there were 16,602,460 shares of Common Stock outstanding and entitled to vote at the 2025 Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the 2025 Annual Meeting.
The notice and this proxy statement for the 2025 Annual Meeting, and the accompanying form of proxy, is first being mailed to stockholders on or about June 2, 2025. The 2024 Annual Report is available with this proxy statement at https://www.cstproxy.com/binahcap/2025.
In this proxy statement, “Binah”, the “Company”, “we”, “us”, and “our” refer to Binah Capital Group, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 27, 2025
This proxy statement and our 2024 Annual Report to Stockholders are also available at https://www.cstproxy.com/binahcap/2025

NOTE ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements may appear throughout this proxy statement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

BACKGROUND AND GENERAL INFORMATION ABOUT THE 2025 ANNUAL MEETING
Background
Business Overview
The Company is a leading consolidator of retail wealth management businesses that owns and operates ten entities, four of which are broker-dealers, three of which are registered investment advisors, and three of which are insurance entities, that have over 1900 registered individuals working within the financial services industries.
The Company focuses on three critical areas comprised of the hybrid, independent and W2 business models to allow affiliated advisors to choose the operating model that works best for them and run their practices on their own terms. The Company’s platform adds to its flexibility by providing a variety of custody and clearing firm options to accommodate the unique business needs of advisors.
The Company believes it will be a natural destination for financial advisors and assets in motion by strategically positioning itself as the hybrid broker-dealer of choice, with top clearing and custodial relationships and strategic partnerships. With a track record of building a platform capable of significant scale along with strategic initiatives to drive its growth via access to public capital, Binah’s features include:
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A national wealth management platform supporting more than 1,900 individuals working within the financial services industries

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Tech-enabled capabilities that allows for seamless integration and provides advisors with end-to-end services enhancing efficiency

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Open architecture that offers access to an array of solutions for advisors and their clients via expanded product offerings and shared services

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A highly attractive financial model that is expected to experience organic growth, highly recurring revenues and expanding margins

Each of our independent advisory and brokerage firms provides full support services to its financial advisors, including access to stock, bond, exchange-traded fund (“ETF”) and options execution; products such as insurance, mutual funds, alternative investments such as non-traded real estate investment trusts, unit trusts and fixed and variable annuities; and research, compliance, supervision, accounting and related services.
Our independent advisory and brokerage firms offer various accounts, some of which are managed by our financial advisors, and others that are managed by third parties. The advisor managed accounts offer various account structures, including fee-based and “wrap fee” accounts. For financial advisors who prefer not to act as portfolio managers, third-party management options are available. These options employ managers who select diversified, fee-based asset management investment portfolios based on a client’s needs and risk profile. The types of portfolios may include separately managed portfolios, multi-managed accounts, and mutual fund and ETF model portfolios. These portfolios may also include portfolio analytics, performance reporting and position-specific reporting.
Business Combination
On March 15, 2024 (the “Closing Date”), the Company consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated July 7, 2022 (as amended, the “Business Combination Agreement” and the consummation of such contemplated transactions, the “Closing”), by and among Kingswood Acquisition Corp, a Delaware corporation (“KWAC”), the Company, Kingswood Merger Sub, Inc., a Delaware corporation (“Kingswood Merger Sub”), Wentworth Merger Sub, LLC, a Delaware limited liability company (“Wentworth Merger Sub”), and Wentworth Management Services LLC, a Delaware limited liability company (“Wentworth”). Pursuant to the Business Combination Agreement, on the Closing Date, Kingswood Merger Sub merged with and into KWAC (the “Kingswood Merger”), with KWAC surviving the Kingswood Merger as a wholly-owned subsidiary of the Company (the “Kingswood Surviving Company”). Simultaneously with the Kingswood Merger, Wentworth Merger Sub merged with and into

Wentworth (the “Wentworth Merger”), with Wentworth surviving the Wentworth Merger as a wholly-owned subsidiary of the Company (the “Surviving Company”). Following the Wentworth Merger, Kingswood Surviving Company acquired, and the Company contributed to Kingswood Surviving Company all of the common units of the Surviving Company directly held by the Company after the Wentworth Merger (the “Holdings Contribution”), such that, following the Holdings Contribution, Surviving Company became a wholly-owned subsidiary of the Kingswood Surviving Company (the Kingswood Merger and the Wentworth Merger, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).
During the year ended December 31, 2024, KWAC’s name was changed to Binah Capital Corp. (“Binah”) and Wentworth began to operate under a dba Binah Management Services (“BMS”). The names Binah and BMS will be used throughout.
Purpose of the Meeting
You are receiving this proxy statement because our Board of Directors is soliciting your proxy to vote your shares of Common Stock at the 2025 Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares of Common Stock.
Proposals
At the 2025 Annual Meeting, our stockholders will be asked:
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To elect David Crane and Joel Marks to serve as Class I Directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

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To ratify the appointment of FGMK, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

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To transact such other business as may properly come before the 2025 Annual Meeting or any continuation, postponement, or adjournment of the 2025 Annual Meeting.

We know of no other business that will be presented at the 2025 Annual Meeting. If any other matter properly comes before the stockholders for a vote at the 2025 Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares of Common Stock in accordance with their best judgment.
Recommendations of our Board of Directors
Our Board of Directors recommends that you vote your shares of Common Stock as indicated below. If you return a properly completed proxy card or vote your shares via the Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and our Board of Directors recommends that you vote:
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FOR the election of David Crane and Joel Marks to serve as Class I Directors; and

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FOR the ratification of the appointment of FGMK, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

If any other matter properly comes before the stockholders for a vote at the 2025 Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement.   You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the 2025 Annual Meeting. This proxy statement includes information that we are required to provide to you under SEC rules and that to assist you in voting your shares.

Instructions on how to vote and printed Copies of Our Proxy Materials.   Instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding.   The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholders at the shared address to which a single copy of those documents was delivered. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 80 State Street Albany, NY 12207, 212-404-7002, Attn: Secretary.
QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the 2025 Annual Meeting is May 28, 2025. You are entitled to vote at the 2025 Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the 2025 Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the 2025 Annual Meeting. At the close of business on the Record Date, there were 16,602,460 shares of Common Stock outstanding and entitled to vote at the 2025 Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his, her or its name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s or entity’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name”, and you would like to vote your shares online at the 2025 Annual Meeting, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the 2025 Annual Meeting for any business to be conducted. The presence at the 2025 Annual Meeting of the holders of a majority in voting power of the issued and outstanding Common Stock and entitled to vote on the Record Date, present in person, electronically or represented by proxy, will constitute a quorum. Abstentions and broker non-votes (defined below) will also be considered present for the purpose of determining whether there is a quorum for the 2025 Annual Meeting.
Who can attend the 2025 Annual Meeting?
We have adopted a virtual format for our 2025 Annual Meeting to provide a consistent experience to all stockholders regardless of location. You may attend and participate in the 2025 Annual Meeting by visiting the following website: https://www.cstproxy.com/binahcap/2025. To attend and participate in the 2025 Annual Meeting, you will need the control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker. You may also join the 2025 Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at

9:00 a.m., Eastern Time, and you should allow ample time for the check-in procedures. A technician will be available to address any technical difficulties via a phone number provided on the virtual meeting website listed above.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the 2025 Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the 2025 Annual Meeting, present in person, electronically, or represented by proxy, may adjourn the 2025 Annual Meeting until a quorum is present or represented.
What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or, if you mail proxy cards, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record.   If you are a stockholder of record, you may vote by:
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Internet — You can vote over the Internet at www.cstproxyvote.com by following the instructions on the enclosed proxy card;

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Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

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Electronically at the Meeting — If you attend the meeting online, you will need the control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 26, 2025. To participate in the 2025 Annual Meeting, including to vote via the Internet, you will need the control number included on your notice, proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the 2025 Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the 2025 Annual Meeting. If you submit your proxy, you may still decide to attend the 2025 Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the 2025 Annual Meeting, you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker. If you lose your control number, you may join the 2025 Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the 2025 Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:
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by submitting a duly executed proxy bearing a later date;

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by granting a subsequent proxy through the Internet;

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by giving written notice of revocation to the Corporate Secretary of Binah prior to or at the 2025 Annual Meeting; or

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by voting online at the 2025 Annual Meeting.

Your most recent proxy card or Internet proxy is the one that is counted. Your attendance at the 2025 Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the 2025 Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your control number or otherwise voting through your bank or broker.
Who will count the votes?
A representative of Continental Stock Transfer & Trust Company, our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors’ recommendations are indicated on page 6 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the 2025 Annual Meeting?
We know of no other business that will be presented at the 2025 Annual Meeting. If any other matter properly comes before the stockholders for a vote at the 2025 Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We have adopted a virtual format for our 2025 Annual Meeting to provide a consistent experience to all stockholders regardless of location. You will therefore be able to attend the 2025 Annual Meeting online and submit your questions by visiting https://www.cstproxy.com/binahcap/2025. You also will be able to vote your shares electronically at the 2025 Annual Meeting by following the instructions provided in the proxy materials.
What if during the check-in time or during the 2025 Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on the log-in page.
Will there be a question and answer session during the 2025 Annual Meeting?
As part of the 2025 Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the 2025 Annual Meeting as a stockholder by following the procedures outlined above in “Who can attend the 2025 Annual Meeting?” will be permitted to submit questions during the 2025 Annual Meeting. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. Substantially similar questions will be answered only once due to time constraints.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Voting Options	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast by the holders of our Common Stock present in person, electronically or represented by proxy at the 2025 Annual Meeting and entitled to vote on the election of such directors. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast of our Common Stock.	“FOR” “AGAINST” “ABSTAIN”	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the election of directors, or an “abstention,” in the case of the proposal regarding the approval of an amendment to our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers and the proposal regarding ratification of the appointment of FGMK, LLC as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions will have the same effect as a vote against the proposal regarding an amendment to our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers, and will have no effect on the proposal to ratify the appointment of FGMK, LLC.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of FGMK, LLC as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors or the approval of an amendment to our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers. Broker non-votes will have the same effect as a vote against the proposal regarding an amendment to our certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers, and will have no effect on the election of directors. We do not expect any broker non-votes on the proposal to ratify the appointment of FGMK, LLC.
Broker non-votes will count for purposes of determining whether a quorum is present.

Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Where can I find the voting results of the Annual Meeting?
We will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the 2025 Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors currently consists of 5 directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the 2025 Annual Meeting for a three-year term expiring at the 2028 annual meeting of stockholders. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2026 and 2027, respectively. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that each of the two Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes cast by the stockholders present in person, electronically or represented by proxy at the 2025 Annual Meeting and entitled to vote on the election of such directors, which means that the two individuals nominated for election to our Board of Directors at the 2025 Annual Meeting receiving the highest number of “FOR” votes will be elected.
Vote Required
The nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends a vote FOR the election of each of the below Class II Director nominees.
Nominees For Class I Director (terms to expire at the 2028 Annual Meeting)
The current members of our Board of Directors who are also nominees for election to our Board of Directors as Class I Directors are as follows:
Name	Age	Served as a Director Since	Position with Binah
David Crane	60	2024	Director
Joel Marks	69	2024	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the 2025 Annual Meeting are as follows:
Joel Marks.   Throughout his almost 40-year career in the independent financial services industry, Mr. Marks held a variety of senior executive positions at two highly successful firms, each of which were subsequently acquired by larger organizations. JWGenesis Financial Corp. was acquired by First Union in 2001 and First Allied Holdings, Inc. was acquired by RCAP Holdings LLC in 2013. At the time of their acquisition by RCAP Holdings LLC, Mr. Marks served as Chairman of both First Allied Holdings and The Legend Group and with combined annual revenues of approximately $350 million, 1,400 independent financial advisors and assets under administration in excess of $35 billion.
Mr. Marks played a key role in the development and implementation of his prior firms’ business strategy and personally lead the acquisition and integration of more than twenty firms during his tenure. Upon his departure from First Allied at the end of 2014 Mr. Marks served as an independent consultant to the independent financial services industry and most recently represented NEXT Financial Group in its 2019 sale to Atria Wealth Solutions, Inc.
Mr. Marks graduated from the University of Florida in 1978 and immediately began a career with Deloitte LLP. He received his certification as a public accountant that same year and remained at Deloitte through 1983 at which time the entrepreneurial spirit came calling and he moved to Atlanta to co-found the business which was subsequently acquired by First Union in 2001. In addition, Mr. Marks is active in numerous civic and community affairs and is a lifetime trustee of the Jewish Federation of Greater Atlanta, Inc., having previously served as its board chair and serves on several governance committees.
We believe Mr. Marks is qualified to serve on the Board because of his knowledge and experience in the financial services industries and his experience with mergers and acquisitions in the financial services industry.
David Crane.   Mr. Crane is a Principal at Bose Public Affairs Group where he manages a government relations practice focused primarily on financial services, energy, intellectual property, pharmaceutical and tax issues. Prior to joining Bose, Mr. Crane founded two successful lobbying firms, Quadripoint Strategies (sole proprietor) and TGC Group (Partnership). He is a legislative and public policy specialist with over 25 years of experience working at the highest levels in the United States Congress, national and state politics. Mr. Crane has extensive experience representing many of the largest financial services entities and trade associations on every aspect of financial services legislation and regulation both before Congress and regulators. The list of current and past clients includes: Bank of America, Royal Bank of Scotland, Citizens Financial Group, State Farm Insurance, Financial Services Roundtable, The Clearing House Association, Banks Policy Institute and the Securities Industry and Fund Manager’s Association as well as numerous issue-based industry coalitions. On Capitol Hill, Mr. Crane served as Senior Domestic Policy Advisor to Senate Majority Leader Trent Lott. He also served as senior advisor to Senator John McCain, including as Professional Staff on the Senate Commerce Committee and as Senior Domestic Policy Advisor to Senator McCain’s presidential campaigns in 2000 and 2008, and as Legislative Director for Senator Dan Coats of Indiana. Mr. Crane started his career in Washington doing opposition research at the National Republican Senatorial Committee under then-Chairman Senator Phil Gramm (TX).
Mr. Crane holds a degree in political science from Ball State University.
We believe Mr. Crane is qualified to serve on the Board because of his knowledge and experience in the financial services industries and with trade associations, as well as his knowledge of the legislation and regulation of the financial services industry.

CORPORATE GOVERNANCE
Board Composition
Our business and affairs are organized under the direction of our board of directors. Our board of directors currently consists of ten members. The primary responsibilities of our board of directors is to provide oversight, strategic guidance, counseling and direction to our management. Our board of directors meets on a regular basis and additionally as required.
Our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Currently, our board of directors is divided into the following classes:
•
Class I, which consists of David Crane and Joel Marks, whose terms are expiring at the 2025 Annual Meeting;

•
Class II, which consists of Daniel Hynes whose term will expire at the Company’s second annual meeting of stockholders to be held in 2026; and

•
Class III, which consists of Craig Gould and David Shane, whose terms will expire at the Company’s third annual meeting of stockholders to be held in 2027.

At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. Accordingly, the terms of the Class I directors elected at 2025 Annual Meeting will expire at the Company’s annual meeting of stockholders to be held in 2028. This classification of our board of directors may have the effect of delaying or preventing changes in our control or management.
At each annual meeting of stockholders to be held after the initial classification, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of our board of directors may have the effect of delaying or preventing changes in our control or management.
Director Independence
We adhere to the rules of Nasdaq in determining whether a director is independent. The Board consults with its counsel to ensure that the Board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards generally define an “independent director” as a person that, in the opinion of the issuer’s board of directors, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). The parties have determined that David Crane, Daniel Hynes and Joel Marks are considered our independent directors. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
Board Leadership Structure and Role in Risk Oversight
The Board oversees the risk management activities designed and implemented by our management. The Board does not anticipate having a standing risk management committee, but rather executes its oversight responsibility both directly and through its standing committees. The Board also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, are primarily responsible for managing the risks associated with operation and business of the company and provide appropriate updates to the Board and the Audit Committee. The Board delegates to the Audit Committee oversight of its risk management process, and our other Board committees also consider risks as they perform their respective committee responsibilities. All board committees report to the Board as appropriate, including, but not limited to, when a matter rises to the level of a material or enterprise risk.

Board Committees
The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below.
Audit Committee
Our Audit Committee is responsible for, among other things:
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evaluating the performance, independence and qualifications of the Company’s independent auditors and determining whether to retain the Company’s existing independent auditors or engage new independent auditors;

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reviewing the Company’s financial reporting processes and disclosure controls;

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reviewing and approving the engagement of the Company’s independent auditors to perform audit services and any permissible non-audit services;

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reviewing the adequacy and effectiveness of the Company’s internal control policies and procedures, including the responsibilities, budget, staffing and effectiveness of the Company’s internal audit function;

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reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by the Company;

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obtaining and reviewing at least annually a report by the Company’s independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

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monitoring the rotation of partners of the Company’s independent auditors on the Company’s engagement team as required by law;

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prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of the Company’s independent auditor;

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reviewing the Company’s annual and quarterly financial statements and reports, including the disclosures contained in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of such periodic reports, and discussing the statements and reports with the Company’s independent auditors and management;

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reviewing with the Company’s independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of the Company’s financial controls and critical accounting policies;

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reviewing with management and the Company’s auditors any earnings announcements and other public announcements regarding material developments;

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establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding financial controls, accounting, auditing or other matters;

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preparing the report that the SEC requires in the Company’s annual proxy statement;

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reviewing and providing oversight of any related party transactions in accordance with the Company’s related party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including the Company’s code of ethics;

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reviewing the Company’s major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

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reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

Our Audit Committee consists of Joel Marks, David Crane and Daniel Hynes, with Joel Marks serving as the audit committee chair. The Board has affirmatively determined that Joel Marks, David Crane and

Daniel Hynes each meet the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Each member of our Audit Committee also meets the financial literacy requirements of the Nasdaq listing standards. The Board has adopted a written charter for the Audit Committee, which is available on our corporate website. The information contained on our website is not incorporated by reference into this prospectus.
Compensation Committee
Our Compensation Committee is responsible for, among other things:
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reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

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reviewing and approving the compensation and other terms of employment of the Company’s executive officers;

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reviewing and approving performance goals and objectives relevant to the compensation of the Company’s executive officers and assessing their performance against these goals and objectives;

•
making recommendations to the Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Board;

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reviewing and making recommendations to the Board regarding the type and amount of compensation to be paid or awarded to the Company’s non-employee board members;

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reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

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administering the Company’s equity incentive plans, to the extent such authority is delegated by the Board;

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reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements for the Company’s executive officers;

•
reviewing with management the Company’s disclosures under the caption “Compensation Discussion and Analysis” in the Company’s periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such periodic report or proxy statement;

•
preparing an annual report on executive compensation that the SEC requires in the Company’s annual proxy statement; and

•
reviewing and evaluating on an annual basis the performance of the compensation committee and recommending such changes as deemed necessary with the Board.

Our compensation committee consists of David Crane and Daniel Hynes, with Daniel Hynes serving as chairman. Our board of directors has determined that each of the members of the compensation committee is a non- employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of the Nasdaq. The Board has adopted a written charter for the Compensation Committee, which is available on our corporate website. The information contained on our website is not incorporated by reference into this prospectus.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for, among other things:
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identifying, reviewing and making recommendations of candidates to serve on the Board;

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evaluating the performance of the Board, committees of the Board and individual directors and determining whether continued service on the Board is appropriate;

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evaluating nominations by stockholders of candidates for election to the Board;

•
evaluating the current size, composition and organization of the Board and its committees and making recommendations to the Board for approvals;

•
developing a set of corporate governance policies and principles and recommending to the Board any changes to such policies and principles;

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reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Board current and emerging corporate governance trends; and

•
reviewing periodically the nominating and corporate governance committee charter, structure and membership requirements and recommending any proposed changes to the Board, including undertaking an annual review of its own performance

Our Nominating and Corporate governance committee consists of David Crane and Joel Marks, with David Crane serving as chairman. Our board of directors has determined that each of the members of nominating and corporate governance committee satisfies the independence requirements of the Nasdaq and the SEC. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website. The information contained on our website is not incorporated by reference into this prospectus.
Guidelines for Selecting Director Nominees
The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers, and others. The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee charter, generally provide those individuals to be nominated:
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should have demonstrated notable or significant achievements in business, education, or public service;

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should possess the requisite intelligence, education, and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to our deliberations; and

•
should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating and Corporate Governance Committee considers several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating and Corporate Governance Committee does not distinguish among nominees recommended by stockholders and other persons.
All Director nominees have been recommended to the Board by the Nominating and Corporate Governance Committee for re-election as Directors at the Annual Meeting, and the Board has approved such recommendations.
Stockholders Recommendation to the Board of Directors
Stockholders who wish to recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates may submit the names of the recommended individuals, together with appropriate biographical information and background materials as required by the Company’s Bylaws, to the Corporate Secretary, 80 State Street, Albany, NY 12207. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholder Communications with the Board of Directors
The Board has a process for stockholders and others to send communications to the Board or any Director. All such communications should be sent by mail addressed to the Board or any particular

Director at c/o Corporate Secretary, Binah Capital Group, Inc., 80 State Street, Albany, NY 12207. All appropriate communications received by the Company’s Corporate Secretary will be sent directly to the Board or the Director. The Board also communicates with stockholders and other stakeholders through various media, including the Company’s annual report and SEC filings, proxy statement, news releases, and website.
Code of Business Conduct and Business Ethics for Employees, Executive Officers, and Directors
The Company has adopted a Code of Conduct and Business Ethics applicable to its directors, executive officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that complies with the rules and regulations of the Nasdaq. The Code of Conduct and Business Ethics codifies the business and ethical principles that govern all aspects of the Company’s business. A copy of the Code of Conduct and Business Ethics has been filed with the SEC and is provided on our website, www.binahcap.com. The Company will disclose on its website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to or waivers of certain provisions of its Code of Conduct and Business Ethics. The information on any of our websites is deemed not to be incorporated in this proxy statement.
Anti-Hedging and Anti-Pledging Policy
The Company has an Insider Trading Policy that applies to all employees, officers, and Directors of the Company. Under this policy, all employees, officers, and Directors and their family members are prohibited from engaging in short-sales, transactions in put or call options or other derivative transactions, hedging transactions or other inherently speculative transactions in the Company’s stock or pledging Company stock in any circumstance, including by purchasing Company stock on margin or holding Company stock in a margin account.
Clawback Policy
We have adopted a clawback policy intended to comply with Section 10D of the Exchange Act, Rule 10D-1 thereunder and the applicable rules of any national securities exchange on which the Company’s securities are listed. The clawback policy applies to all Affected Officers of the Company. Affected Officers means any current or former “officer” as defined in Exchange Act Rule 16a-1, and any other senior executives as determined by the Compensation Committee. This policy ensures that in the event of an accounting restatement due to material non-compliance with financial reporting requirements, the Company can recover erroneous incentive-based compensation received by an Affected Officers.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed FGMK, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board has directed that this appointment be submitted to our stockholders for ratification at the 2025 Annual Meeting. Although ratification of our appointment of FGMK, LLC is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
FGMK, LLC has also served as our independent registered public accounting firm for the fiscal years ended December 31, 2024, and 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of FGMK, LLC is expected to attend the 2025 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of FGMK, LLC is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2025. Even if the appointment of FGMK, LLC is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of FGMK, LLC, we do not expect any broker non-votes in connection with this proposal.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of FGMK, LLC as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of FGMK, LLC, our independent registered public accounting firm, for professional services rendered for the fiscal years ended December 31, 2024 and December 31, 2023:
	For the year ended December 31, 2024	For the year ended December 31, 2023
Audit Fees(1)	$627,000	$453,160
Tax Fees(2)	8,500	7,500
Total	$635,500	$460,660

(1)
“Audit fees” include fees for audit services primarily relates to the audit of our annual consolidated financial statements; audit services related to our subsidiaries in connection with statutory and regulatory filings; the review of our quarterly consolidated financial statements; consents; and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

(2)
“Tax Fees” includes fees from the accounting firm’s tax division, except those services related to the audit. These fees include tax compliance.

The Audit Committee determined that FGMK, LLC’s provision of these services, and the fees that we paid for these services, are compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee approved all services that FGMK, LLC provided in the fiscal years ended December 31, 2024 and 2023.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee pre-approves all audit and permissible non-audit services provided by FGMK, LLC (the “Independent Auditors”). These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the Independent Auditors. For each proposed service, the Independent Auditors provide the Audit Committee with a description of the service and sufficient information to confirm the Independent Auditors’ determination that the provision of such service will not impair the Independent Auditors’ independence. Any requests for audit, audit-related, tax and other services must initially be submitted to the Company’s Chief Financial Officer. Any requests preliminarily approved by the Chief Financial Officer are then submitted to the Audit Committee for approval in the case of services requiring specific pre-approval or reported to the Audit Committee periodically in the case of services generally pre-approved. The Audit Committee has approved in advance certain permitted services whose scope is routine across business units, including statutory or other financial audit work for non-U.S. subsidiaries that is not required for the Exchange Act audits.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM
On March 15, 2024, the Audit Committee of the Board approved FGMK, LLC (“FGMK”) as its independent registered public accounting firm. FGMK previously served as the independent registered public accounting firm of Wentworth prior to the Business Combination. Accordingly, Binah Capital Group, Inc. intended to dismiss Marcum LLP (“Marcum”), the independent registered public accounting firm prior to the Business Combination of Binah Capital Corp. (formerly known as Kingswood Acquisition Corp.), a wholly owned subsidiary of Binah Capital Group, Inc. (“KWAC”), following the completion of its audit of KWAC’s financial statements as of and for the year ended December 31, 2023. The Audit Committee of the Board of Binah Capital Group, Inc. dismissed Marcum on February 5, 2025.
Marcum’s report of independent registered public accounting firm dated December 13, 2024 on the balance sheets of KWAC as of December 31, 2023 and 2022, the related statements of operations, changes in stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2023, and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the two years in the period ended December 31, 2023, there were no (i) “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) by KWAC with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on KWAC’s financial statements for such periods, or (ii) “reportable events” (as described in Item 304(a)(1)(iv) other than the material weaknesses in internal controls identified by management as of December 31, 2023 related to lack of controls in the accounting for complex financial instruments including those requiring them to apply complex accounting principles as a means of differentiating between liability, temporary equity and permanent equity classification and including proper classification of gain on private warrant liabilities and fair value measurement of convertible promissory notes, and lack of controls to review the appropriateness of its legal fee and transfer agent fee accruals, Delaware franchise tax accruals, and presentation in the statement of cash flows.
During the years ended December 31, 2023 and 2022, and the subsequent interim periods through February 5, 2025, KWAC did not consult FGMK with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on KWAC’s financial statements, and no written report or oral advice was provided to KWAC by FGMK that FGMK concluded was an important factor considered by KWAC in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Binah Capital Group, Inc. (the “Company”) for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Joel Marks, Chair
David Crane
Daniel Hynes

EXECUTIVE COMPENSATION
As an emerging growth company, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act of 1933, as amended, which require compensation disclosure for our principal executive officer and our next two most highly compensated executive officers (other than our principal executive officer (collectively, the “Named Executive Officers” or “NEOs”). Also, as an emerging growth company, we are not required to include, and have not included, a Compensation Discussion and Analysis (CD&A) and certain of the other compensation tables required by Item 402 of Regulation S-K in this proxy statement.
The following executives are our Named Executive Officers for 2024:
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Craig Gould, Chief Executive Officer;

•
David Shane, Chief Financial Officer;

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Kathrine Flouton, Purshe Kaplan Sterling Investments, Inc.’s President; and

•
Michael Nessim, our former Chief Executive Officer.

Executive Summary Compensation Table
The following table sets forth information regarding the compensation of the Company’s named executive officers for the years ended December 31, 2024 and 2023.
Name and Principal Position	Year	Salary ($)	Option Award ($)	Nonequity Incentive Compensation ($)	Bonus ($)	All Other Compensation(1) ($)	Total ($)
Craig Gould, Chief Executive Officer(2)	2024	412,500	—	—	350,000	28,169	790,669
	2023	300,000				64,586	364,586
David Shane, Chief Financial Officer(2)	2024	77,083	—	—	350,000	—	427,083
Katherine Flouton, President(2)	2024	400,000	—	—		12,037	412,037
	2023	400,000	—	—	50,000		450,000
Michael Nessim, Former Chief Executive Officer(3)	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—

(1)
Amounts included in the “All Other Compensation” column reflect the value of, for Mr. Gould: $28,169 for commissions earned in 2024 and $64,586 for commissions earned in 2023; and, for Ms. Flouton in 2024: $11,083 in 401(k) matching contributions, and the payment of $954 in term life insurance premiums.

(2)
Mr. Gould and Mr. Shane each commenced employment in their current roles effective as of March 15, 2024. Ms. Flouton is currently President of Purshe Kaplan Sterling Investment, Inc.

(3)
Mr. Nessim resigned from his position with the Company effective as of March 15, 2024. Mr. Nessim did not receive compensation for his services performed in 2023 and 2024.

Narrative to Executive Summary Compensation Table
Our executive compensation program is designed to attract and retain high-caliber executives, incentivize performance and align management’s interests with those of our shareholders. Compensation for our NEOs in 2024 consisted primarily of base salary and discretionary annual bonuses.
•
Base Salary: Fixed annual cash compensation based on role, experience and industry benchmarks.

•
Annual Bonus: Pursuant to their employment agreements, as further discussed below under “Employment Agreements — Craig Gould, David Shane and Katherine Flouton,” during 2024,

Mr. Gould and Mr. Shane were eligible to receive annual incentive bonuses. None of our other NEOs were eligible for an annual incentive bonus for 2024 service.
•
Equity Incentive Awards: As of December 31, 2024, we have not granted any equity incentive award compensation. However, we intend to grant a mix of stock options and restricted stock units to our NEOs subject to vesting based on continued service as long-term incentive compensation.

Employment Agreements - Craig Gould, David Shane and Katherine Flouton
Set forth below is a description of the current employment agreements of Mr. Gould, Mr. Shane and Ms. Flouton as of December 31, 2024.
Mr. Gould Employment Agreement
On August 14, 2024, the Company entered into an executive employment agreement with Craig Gould, the Company’s Chief Executive Officer. The Gould Agreement is for an initial, five-year term and is subject to renewal for successive three-year terms subject to Mr. Gould providing notice to our Board of his intent to renew the agreement and our Board’s decision to approve such renewal. Notwithstanding the foregoing, Mr. Gould’s employment is “at-will”, and the Gould Agreement may be terminated at any time, by either party, with or without Cause (as defined below) or advance notice.
Mr. Gould’s 2024 annualized base salary was $600,000. In addition, Mr. Gould is eligible to earn an annual incentive bonus based on criteria similar to other senior executives of the Company, provided that whether Mr. Gould receives an annual bonus, and the criteria used to determine the amount of such annual bonus, will be at the sole discretion of the Board but will not be less than the annual bonus of any other executive of the Company. The payment of any such annual bonus is subject to Mr. Gould’s continuous employment through December 31st of the relevant bonus year, with such bonus payable no later than March 31 of the year following the relevant bonus year.
Pursuant to the Gould Agreement, the Company will grant Mr. Gould nonqualified stock options to purchase 600,000 shares of common stock of the Company (the “initial options”), subject to any reasonable capitalization adjustments before the date of grant, under the terms of the Company’s 2024 Equity Incentive Plan, as may be amended from time to time (the “Plan”). These initial options will be exercisable for a period of ten (10) years, subject to earlier termination in accordance with the option agreement and Plan. The exercise price of these initial options will be equal to the fair market value of the Company’s common Stock on the date of grant. The initial options will be subject to time-based vesting requirements which will be satisfied subject to Mr. Gould’s continued service through each applicable vesting date. The initial options will accelerate and be deemed vested in full upon a Change in Control as defined in the Plan.
In addition, pursuant to the Gould Agreement, the Company will, on an annual basis, grant Mr. Gould nonqualified stock options to purchase that number of shares of common stock of the Company which have a grant date fair value equal to his then annual base salary amount, as reasonably determined by the Board, under the terms of the Plan. These additional options will be exercisable for a period of ten (10) years, subject to earlier termination in accordance with the option agreement and Plan. The exercise price of these additional options will be equal to the fair market value of the Company’s common Stock on the date of grant. The vesting schedule of these additional options will be ratable monthly over three years from the date of the grant. The additional options will accelerate and be deemed vested in full upon a Change in Control as defined in the Plan.
Pursuant to the Gould Agreement, after the filing of a registration statement on Form S-8 for the Plan, the Company will grant Mr. Gould, subject to his continuous service through the applicable date of grant, 500,000 restricted stock units settled in shares of common stock of the Company, subject to any reasonable capitalization adjustments before the date of grant, with one-half of the grant vesting on the first anniversary of the date of grant and the remainder of the grant vesting on the second anniversary of the date of grant, in each case, based on Mr. Gould’s continued service through each vesting date.
Pursuant to the Gould Agreement, after the filing of a registration statement on Form S-8 for the Plan, the Company will grant to Mr. Gould, subject to his continuous service through the applicable grant date, a fully vested share grant with a grant date fair market value of $220,000. If, during 2025, Mr. Gould continues to provide a personal guarantee on Company debt, the Company will grant Mr. Gould, subject to his continuous service through the applicable grant date, a fully vested share grant with a grant date fair market value of $220,000.
If the Company terminates Mr. Gould’s employment without Cause, or Mr. Gould resigns for Good Reason, Mr. Gould is entitled to (i) payment of an amount equal to three times the sum of Mr. Gould’s base salary and the amount of the annual bonus payment paid to Mr. Gould for the bonus year prior to the year in which termination occurs, with such payment payable in a lump-sum on the first regular payday occurring 60 days following the termination date, and (ii) accelerated vesting of all outstanding options as of the effective date of Mr. Gould’s termination. In addition, in the event that Mr. Gould resigns other than for Good Reason, or the Gould Agreement is not renewed upon expiration of the applicable term, Mr. Gould will receive a payment equal to his then-current annual base salary and target annual bonus, payable in a lump sum payment on the first regular payday occurring 60 days following the termination date, in exchange for Mr. Gould being bound to a non-competition agreement. Mr. Gould will only receive these severance payments if Mr. Gould executes a full general and mutual release in a form acceptable to the Company and Mr. Gould, and such release has become effective in accordance with its terms prior to the 60th day following the termination date. All other obligations to Mr. Gould will be automatically terminated and completely extinguished.
If Mr. Gould’s employment with the Company terminates due to (x) Mr. Gould’s death, (y) Mr. Gould’s inability to perform the essential functions of his position with or without reasonable accommodation, (z) termination by the Company for Cause, Mr. Gould will not be entitled to the severance payments in the prior paragraph and will only be entitled to receive base salary and benefits accrued through the termination date. If Mr. Gould’s employment terminates due to Mr. Gould’s disability or death, Mr. Gould or his heirs, executors or administrators will also be entitled to accelerated vesting of all stock or other options that are unvested as of the termination date.
For this purpose, “Cause” is defined as any of the following: (i) conviction of or a plea of nolo contendere to any felony or any misdemeanor that involves crimes of moral turpitude, fraud or theft; or (i) the material breach by Mr. Gould of any of his obligations, duties and/or covenants under the Gould Agreement if such breach causes material damage to the Company, which breach, if curable, continues following written notice from the Company describing same with particularity and expiration of a 60-day cure period. “Good Reason” is defined as any of the following, without Mr. Gould’s written consent: (i) a material diminution in Mr. Gould’s responsibilities, authority or duties; (ii) a diminution in Mr. Gould’s base salary or target annual bonus amount; or (iii) the material breach by the Company of any material provision of the Gould Agreement or other written agreement between the Company and Mr. Gould, provided that a Good Reason Process has been followed prior to termination. “Good Reason Process” shall mean that (i) Mr. Gould reasonably determines in good faith that one of the Good Reason prongs has occurred; (ii) Mr. Gould has notified the Company of such occurrence in writing within 30 days of the occurrence; (iii) Mr. Gould cooperates in good faith with the Company’s efforts, for a period not less than 30 days following such notice (the “Cure Period”), to remedy the condition; (iv) notwithstanding such efforts, the occurrence of the Good Reason continues to exist; and (v) Mr. Gould terminates his employment within 30 days after the end of the Cure Period.
If Mr. Gould’s employment is terminated for any reason, he is subject to: ongoing confidentiality and non-disclosure obligations; and 12-month, post-termination restrictive covenants of non-solicitation of employees, and customers. Mr. Gould will be subject to a 12-month, post-termination non-competition clause, provided that if his initial or renewal term is not extended or where he resigns without Good Reason, he must be compensated for the restricted period in order for the non-competition clause to be enforceable. Each of the non-solicitation and non-competition provisions, as applicable, will be extended by one day for each day that Mr. Gould is deemed by a court or other tribunal to have violated any such restrictive covenants.
Mr. Shane Employment Agreement
On August 14, 2024, the Company entered into an executive employment agreement with David Shane, the Company’s Chief Financial Officer (the “Shane Agreement”). The Shane Agreement will be for an initial, three-year term and is subject to renewal for successive one-year terms subject to Mr. Shane providing notice to our Board of his intent to renew the agreement and our Board’s decision to approve such renewal.

Notwithstanding the foregoing, Mr. Shane’s employment is “at-will” and the Shane Agreement may be terminated at any time, by either party, with or without Cause (as defined below) or advance notice.
Mr. Shane’s 2024 annualized base salary is $400,000. In addition, Mr. Shane is eligible to earn an annual incentive bonus. For calendar year 2024, Mr. Shane is guaranteed a bonus of no less than $350,000. For any subsequent year, Mr. Shane’s target bonus amount will be up to 100% of his base salary, provided that Mr. Shane may be eligible for a bonus of up to 200% of his annual base salary, based on Mr. Shane’s exceptional performance during such year. Any annual bonus will be based on the Company’s performance and Mr. Shane’s achievement of goals established by our Compensation Committee and Board. Payment of any annual bonus is also subject to Mr. Shane’s continuous employment through December 31 of the relevant bonus year, with such bonus payable no later than March 31 of the year following the relevant bonus year.
Pursuant to the Shane Agreement, the Company will grant Mr. Shane nonqualified stock options to purchase 250,000 shares of common stock of the Company (the “initial options”), subject to any reasonable capitalization adjustments before the date of grant, under the terms of the Company’s 2024 Equity Incentive Plan, as may be amended from time to time (the “Plan”). These initial options will be exercisable for a period of ten (10) years, subject to earlier termination in accordance with the option agreement and Plan. The exercise price of these initial options will be equal to the fair market value of the Company’s common Stock on the date of grant. The initial options will be subject to time-based vesting requirements which will be satisfied subject to Mr. Shane’s continued service through each applicable vesting date. The initial options will accelerate and be deemed vested in full upon a Change in Control as defined in the Plan.
Pursuant to the Shane Agreement, on each of the first, second and third anniversaries of the Closing, the Company will grant Mr. Shane nonqualified stock options to purchase that number of shares of common stock of the Company which have a grant date fair value equal to $350,000, as reasonably determined by the Board, under the terms of the Plan. These additional options will be exercisable for a period of ten (10) years, subject to earlier termination in accordance with the option agreement and Plan. The exercise price of these additional options will be equal to the fair market value of the Company’s common stock on the date of grant. The vesting schedule of these additional options will be ratable monthly over three years from the date of the grant. The additional options will accelerate and be deemed vested in full upon a Change in Control as defined in the Plan.
If the Company terminates Mr. Shane’s employment without Cause or Mr. Shane resigns for Good Reason, Mr. Shane is entitled to (i) Mr. Shane’s then current base salary and target annual bonus amounts that would be payable during the greater of (A) the remainder of the applicable term but for such termination, or (B) the Restricted Period (as defined in Section 13.2 of the Shane Agreement), payable in a lump-sum payment on the first regular payday occurring 60 days following the termination date, and (ii) accelerated vesting of all outstanding options as of the effective date of Mr. Shane’s termination. In addition, in the event that Mr. Shane resigns other than for Good Reason, or the Shane Agreement is not renewed upon expiration of the applicable term, Mr. Shane will receive a payment equal to his then-current annual base salary and target annual bonus, payable in a lump sum payment on the first regular payday occurring 60 days following the termination date, in exchange for Mr. Shane being bound to a non-competition agreement. Mr. Shane will only receive these severance payments if Mr. Shane executes a full general and mutual release in a form acceptable to the Company and Mr. Shane, and such release has become effective in accordance with its terms prior to the 60th day following the termination date. All other obligations to Mr. Shane will be automatically terminated and completely extinguished.
If Mr. Shane’s employment with the Company terminates due to (x) Mr. Shane’s death, (y) Mr. Shane’s inability to perform the essential functions of his position with or without reasonable accommodation, or (z) termination by the Company for Cause, Mr. Shane will not be entitled to the severance payments in the prior paragraph and will only be entitled to receive base salary and benefits accrued through the termination date.
For this purpose, “Cause” is defined as any of the following: (i) conviction of or a plea of nolo contendere to any felony or any misdemeanor that involves crimes of moral turpitude, fraud or theft; or (i) the material breach by Mr. Shane of any of his obligations, duties and/or covenants under the Shane

Agreement if such breach causes material damage to the Company, which breach, if curable, continues following written notice from the Company describing same with particularity and expiration of a 30-day cure period.
“Good Reason” is defined as any of the following, without Mr. Shane’s written consent: (i) a material diminution in Mr. Shane’s responsibilities, authority or duties; (ii) a diminution in Mr. Shane’s base salary or target annual bonus amount; or (iii) the material breach by the Company of any material provision of the Shane Agreement or other written agreement between the Company and Mr. Shane, provided that a Good Reason Process has been followed prior to termination. “Good Reason Process” shall mean that (i) Mr. Shane reasonably determines in good faith that one of the Good Reason prongs has occurred; (ii) Mr. Shane has notified the Company of such occurrence in writing within 30 days of the occurrence; (iii) Mr. Shane cooperates in good faith with the Company’s efforts, for a period not less than 30 days following such notice (the “Cure Period”), to remedy the condition; (iv) notwithstanding such efforts, the occurrence of the Good Reason continues to exist; and (v) Mr. Shane terminates his employment within 30 days after the end of the Cure Period.
If Mr. Shane’s employment is terminated for any reason, he is subject to ongoing confidentiality and non-disclosure obligations and 12-month, post-termination restrictive covenants of non-solicitation of employees and customers. Mr. Shane will be subject to a 12-month, post-termination non-competition clause, provided that if his initial or renewal term is not extended or where he resigns without Good Reason, he must be compensated for the restricted period in order for the non-competition clause to be enforceable. Each of the non-solicitation and non-competition provisions, as applicable, will be extended by one day for each day that Mr. Shane is deemed by a court or other tribunal to have violated any such restrictive covenants.
Agreement between Katherine Flouton and Purshe Kaplan Sterling Investments, Inc. (“PKSI”)
PKSI is party to an employment agreement with Ms. Katherine Flouton, effective June 1, 2021, pursuant to which she is employed as Chief Executive Officer of PKSI. The term of the employment agreement continues unless and until one party provides the other party with written notice of its intent to terminate, or unless otherwise terminated as provided for in the employment agreement.
Pursuant to her employment agreement, Ms. Flouton’s annual base salary is set at $400,000, less applicable payroll deductions.
Other than through notice of intent to terminate as described above, Ms. Flouton’s employment can also be terminated: (i) by PKSI without Cause, upon written notice to Ms. Flouton; or (ii) by PKSI for Cause.
For purposes of the foregoing, “Cause” triggering termination by PKSI means a finding by PKSI that any of the following exist: (i) Ms. Flouton’s continued failure, on the expiration of 30 days written notice and cure period, to fulfill any terms of the employment agreement, to comply with PKSI policy or to comply with the lawful directives of the board of directors in compliance with FINRA rules, (ii) Ms. Flouton’s conviction of a felony or gross misdemeanor for any crime involving money or other property of PKSI or any crime involving moral turpitude, (iii) Ms. Flouton’s commission of any act of fraud or misappropriation, (iv) Ms. Flouton’s unjustified insubordination to the board, (v) Ms. Flouton’s use of drugs or controlled substances during business hours, or on the premises, or any substance which impairs her performance of her job, (vi) Ms. Flouton’s prolonged or repeated absence without consent of the company unless on leave under federal, state or local law, or (vii) Ms. Flouton’s misappropriation of any material funds or property, commission of fraud or embezzlement. If Ms. Flouton is terminated for Cause, she is only entitled to receive compensation and benefits earned and vested as of the date of such termination.
If Ms. Flouton’s employment is terminated without Cause (including the event that she is rendered, via a mental or physical condition, unable to render services contemplated by the employment agreement for a period in excess of three (3) months, unless she is on approved leave of absence or otherwise prohibited by law from rendering services contemplated by the agreement), Ms. Flouton will be entitled to receive a severance payment of one-year’s base salary, payable in equal bi-weekly installments over a one- year period, together with all compensation earned and all benefits and reimbursements accrued and due through the effective date of termination.

Upon termination for any reason, Ms. Flouton is subject to: (i) ongoing confidentiality and non- disclosure obligations, and (ii) restrictive covenants of non- solicitation of employees and independent contractors, and non-solicitation of customer and clients, each for a period of one year following termination of employment; provided, however, that trade secret information will remain a trade secret not subject to disclosure for the longest period allowed by applicable law.
Outstanding Equity Awards at Fiscal Year-End
As of December 31, 2024, none of our NEOs held any outstanding equity awards.
Equity Award Practices
In response to Item 402(x)(1), during fiscal year 2024, there were no stock option or stock appreciation right awards granted to any of our NEOs. If in the future we anticipate granting stock options, stock appreciation rights, or similar option-like instruments, we will take into account the timing of material non-public information so that we do not make any such grants close in time to the release of material non-public information.
Retirement Plan
During fiscal year 2024, both World Equity Group, Inc. and PKSI sponsored a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code, for the benefit of its employees, including the NEOs. Effective as of January 1, 2025, these plans were merged and the merged plan was renamed the Binah Management Services 401(k) Plan. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Code. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Pre-tax contributions by participants to the plan and the income earned on those contributions are generally not taxable to participants until withdrawn, and participant contributions are held in trust as required by law. No minimum benefit was provided under the plan. An employee is 100% vested in his or her pre-tax deferrals when contributed.
Clawback Policy
We have adopted a clawback policy intended to comply with Section 10D of the Exchange Act, Rule 10D-1 thereunder and the applicable rules of any national securities exchange on which the Company’s securities are listed. The clawback policy applies to all Affected Officers of the Company. Affected Officers means any current or former “officer” as defined in Exchange Act Rule 16a-1, and any other senior executives as determined by the Compensation Committee. This policy ensures that in the event of an accounting restatement due to material non-compliance with financial reporting requirements, the Company can recover erroneous incentive-based compensation received by an Affected Officers.
Emerging Growth Company Status
The Company is an “emerging growth company,” as defined under the JOBS Act. As an emerging growth company, we are exempt from certain disclosure requirements related to executive compensation, including the requirement to hold advisory votes on the executive pay of our NEOs, as well as the requirement to disclose the ratio of the CEO’s annual total compensation to the median annual total compensation of our employee who is paid at the median of our employee group.

DIRECTOR COMPENSATION
Director 2024 Summary Compensation Table
	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total
David Crane	$60,417	—	—	—	—	—	$60,417
Daniel Hynes	$60,417	—	—	—	—	—	$60,417
Joel Marks	$60,417	—	—	—	—	—	$60,417
Narrative Description of Director Compensation Table
Our Directors play a critical role in guiding the Company’s strategic direction and in overseeing the Company’s management. The many responsibilities and risks and the substantial time commitment of being a Director require the Company to provide adequate compensation commensurate with the Directors’ workload and opportunity costs. During 2024, Directors who were not employees of the Company received annual cash retainers in respect of their service on the Board during 2024. Directors who are employees of the Company do not receive any additional compensation for their service on the Board.
2025 Non-Employee Director Compensation Program
For 2025, the non-employee Director compensation program will include cash retainers in the amount of $75,000 and 7,500 option award.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of June 2, 2025 by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
The beneficial ownership of common stock is based on 16,602,460 shares of our common stock issued and outstanding.
Name of Beneficial Owners(1)
Directors and Executive Officers	Number of Shares	%
Craig Gould	309,235	1.86%
David Shane	—	—
David Crane	—	—
Daniel Hynes	—	—
Joel Marks	—	—
All directors and executive officers as a group	309,235	1.86%
Five Percent Holders
MHC Securities, LLC(2)	9,011,653	54.28%
Wentworth Funding, LLC	1,362,564	8.21%
PPD Group, LLC(3)	1,384,323	8.34%
Kingswood Global Sponsor LLC(4)	1,100,000	6.63%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of those listed in the table above is 80 State Street, Albany, NY 12207.

(2)
Represents shares held by MHC Securities, LLC (“MHC”). Alexander C. Markowitz is the Manager of MHC and therefore he may be deemed to share voting and investment power over the shares held by MHC.

(3)
Represents shares held by PPD Group, LLC (“PPD”). Peter Purcell, Peter Sheehan and David Purcell are Managing Members of PPD and therefore may be deemed to share voting and investment power over the shares held by PPD.

(4)
Represents 1.1 million shares held by Kingswood Global Sponsor LLC (the “Sponsor”) and placed in escrow at Closing with UMB Bank as escrow agent. Michael Nessim, David Hudd, Gary Wilder and Jonathan Massing are among the members of the Sponsor and share voting and investment discretion with respect to the shares held of record by the Sponsor. The address of the principal business office of the Sponsor is 17 Battery Place, Suite 625, New York, NY 10014.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our Directors, executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with us, the SEC, and the Nasdaq initial reports of ownership and reports of changes in ownership of any of the Company’s equity securities. Based on a review of the copies of such forms furnished to the Company and the company’s officers’ and Directors’ written representations, the Company believes that all required Section 16 reports were filed on a timely basis, except that the Forms 4 reporting the shares of common stock issued in connection with the closing of the Business Combination on March 15, 2024 to each of Craig Gould and MHC Securities LLC were filed on March 20, 2025 and April 9, 2024, respectively.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
The audit committee of our board of directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.
Related Person Transactions
The following is a description of transactions to which we were a party since January 1, 2022 in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, Directors, or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Registration Rights Agreement
At the Closing, the Company entered into that certain Registration Rights Agreement with the PIPE Investor, BMS, certain equity holders of BMS and certain other parties identified therein (such persons, the “Holders”) (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Holders are entitled to certain piggyback registration rights and customary demand registration rights. The Registration Rights Agreement provides that the Company will, as soon as practicable, and in any event within 45 days after the Closing, file with the SEC a shelf registration statement. The Company will use its commercially reasonable efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof, but no later than the 90th day (or the 150th day if the Securities and Exchange Commission (the “SEC”) notifies the Company that it will “review” such shelf registration statement) following the filing deadline, in each case subject to the terms and conditions set forth therein; and the Company will not be subject to any form of monetary penalty for its failure to do so.
This summary is qualified in its entirety by reference to the text of Registration Rights Agreement, which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference.
Lock-Up Agreement
At the Closing, the Company entered into that certain Lock-up Agreement with the Holders (the “Lock-Up Agreement”), pursuant to which, subject to certain exceptions, the Holders agreed to not transfer or make any announcement of any intention to effect a transfer, in respect of the shares beneficially owned or otherwise held by the Holders prior to the termination of the applicable lock-up period, subject to certain customary exceptions, including: (i) transfers to permitted transferees upon written notice to the Company, such as a member of the person’s immediate family or to a trust, the beneficiary of which is a member of the person’s immediate family or an affiliate of such person; (ii) to a charitable organization upon written notice to the Company, by the laws of descent and distribution upon death, or pursuant to a qualified domestic relations order; and (iii) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Company common stock for cash, securities, or other property.
Voting Agreement
At the Closing, the Company entered into that certain Voting Agreement with the Holders (the “Voting Agreement”), pursuant to which the Holders agreed to vote in favor of any sale transaction approved by the PIPE Investor in the event of any breach or default under certation provisions of the Certificate of Designations.
Warrant Assumption Agreement
At Closing, Continental Stock Transfer & Trust Company (the “Transfer Agent”), Binah Capital Corp. and the Company entered into the Warrant Assumption and Assignment Agreement (the “Warrant Assumption Agreement”), pursuant to which, among other things, Binah Capital Corp. assigned to the Company all of Binah Capital Corp.’s right, title and interest in and to, and the Company assumed all of Binah Capital Corp.’s liabilities and obligations under the certain Warrant Agreement, dated as of November 19, 2020, between Binah Capital Corp. and Continental Stock Transfer & Trust Company (the “Existing Warrant Agreement”). As a result, each Warrant automatically ceased to represent a right to acquire Binah Capital Corp. Class A Common Stock and instead represents a right to acquire shares of Company common stock pursuant to the terms and conditions of the Existing Warrant Agreement (as amended by the Warrant Assumption Agreement).
Guarantee Agreements
At Closing and in connection with the Amendment, the Company, MHC and Binah Capital Corp. entered into, and Craig Gould and Alexander Markowitz (the “Guarantors”) amended and restated, certain guarantee agreements (each a “Guarantee Agreement” and together, the “Guarantee Agreements”) with Oak Street, pursuant to which, the Guarantors unconditionally, absolutely and irrevocably guarantee to Oak Street the full and prompt payment and performance when due (whether at maturity by acceleration or otherwise) of any and all of the obligations under Credit Agreement. These Guarantee Agreements were terminated at the time of the re-financing. In connection with the re-financing and the Byline Bank Credit Agreement Craig Gould (“Guarantor”) entered into a form of a Limited Guaranty of Payment (“Limited Guaranty”) to and for the benefit of Byline Bank. Under the Limited Guaranty, the Guarantor unconditionally, absolutely and irrevocably guarantee to Byline Bank the full and prompt payment and performance when due (whether at maturity by acceleration or otherwise) of any and all of the obligations under Credit Agreement, subject to the defined Limitation of Liability of $5 million.
Stock Pledge Agreement
At Closing, Craig Gould and MHC entered into the Stock Pledge Agreement (the “Stock Pledge Agreement”) with Oak Street pursuant to which, Mr. Gould and MHC (each a “Pledgor”) pledged 100% of the Company common stock held by each of them (the “Pledged Interests”) as collateral for the financial obligations due under the Credit Agreement.
Upon the occurrence and continuation of an Event of Default (as defined in the Stock Pledge Agreement) Oak Street shall have the right to:
i.
have any or all of the Pledged Interests held by Oak Street be registered in the name of Oak Street in the name of Oak Street or its nominee as Oak Street and Oak Street or its nominee may thereafter, without notice, and after the occurrence and continuation of any Event of Default under the Credit Documents, exercise all available voting and shareholder rights at any meeting of the Company s or otherwise and exercise any and all rights pertaining to any of the Pledged Interests, (ii) Oak Street shall have the right to require that all distributions payable with respect to any part of the Pledged Interests be paid to Oak Street to be held by Oak Street as additional security hereunder until applied to the Pledgor’s Obligations.
ii.
require that all distributions payable with respect to any part of the Pledged Interests be paid to Oak Street to be held by Oak Street as additional security until applied to the Pledgor’s Obligations.

iii.
with prior notice, collect, receive, appropriate, and realize upon the Pledged Interests, or any part thereof, and/or may sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Pledged Interests, or any part thereof, in one or more parcels at public or private sale or sales.

Unless and until an Event of Default Occurs, the Pledgor shall have the right to vote all or any part of the Pledged Interests and to receive and collect or to have paid over all dividends declared or paid on the Pledged Interest, except with respect to any (i) any distributions relating to any redemptions or share repurchase or (ii) liquidating distributions (either partial or complete), provided that any and all such expected dividends shall constitute additional collateral.
This Stock Pledge Agreement was terminated in connection with the re-financing of the Oak Street Funding Facility.
Strategic Alliance Agreement
At Closing, the Company and Kingswood US LLC (“Kingswood”) entered into the Strategic Alliance Agreement (the “Alliance Agreement”), pursuant to which, among other things, the Company agreed that within a reasonable time after Closing, but not later than 90 days, the Company will cause its subsidiaries to enter into a non-exclusive investment banking and capital markets relationship with Kingswood to (i) promote Kingswood as a preferred partner to provide approved products for investment banking product distribution and markets, (ii) provide non-exclusive origination and introduction of investment banking products of the Company to Kingswood and (iii) to allow Kingswood to market itself as a strategic partner.
Under the Alliance Agreement, the Company and Kingswood will split in equal portions any gross fees or gross profits on referrals from the Company to Kingswood.
The foregoing obligations are subject to compliance with applicable laws, including FINRA rules, regulations or policies applicable to the parties to the Alliance Agreement.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at Binah Capital Group, Inc., Attn: Corporate Secretary, 80 State Street, Albany, NY 12207 in writing not later than February 3, 2026.
Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated By-Laws. Our Amended and Restated By-Laws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting of Stockholders no earlier than February 27, 2026 and no later than March 29, 2026. The notice must contain the information required by the Amended and Restated By-Laws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after January 27, 2026, then our Corporate Secretary must receive such written notice no later than the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
Stockholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Amended and Restated Bylaws must comply with the additional requirements of Rule 14a-19(b). We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet the Amended and Restated Bylaws and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the 2025 Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the 2025 Annual Meeting. However, if other matters should come before the 2025 Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting of Stockholders is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
BINAH CAPITAL GROUP, INC.’S ANNUAL REPORT ON FORM 10-K
A copy of Binah Holding Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, is being sent with this Proxy Statement to each stockholder of record on May 28, 2025.
A reasonable fee will be charged for copies of exhibits to the Annual Report on Form 10-K for the year ended December 31, 2024. You also may access this proxy statement and the 2024 Annual Report on Form 10-K at https://www.cstproxy.com/binahcap/2025 and on the SEC’s website at www.sec.gov.

WHETHER OR NOT YOU PLAN TO ATTEND THE 2025 ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THE INTERNET NOTICE AND THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE 2025 ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
/s/ Craig Gould

Craig Gould
Chief Executive Officer and Chairman
June 2, 2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.198130 Binah Capital Group, Inc. Proxy Card Front Vote by Internet — QUICK EASYIMMEDIATE — 24 Hours a Day, 7 Days a Week or by Mail2025BINAH CAPITAL GROUP, INC.Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 26, 2025. INTERNET — www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting — If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/binahcap/2025 MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.PROXY CARD FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED XPlease markTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.your votes like this1.Proposal No. 1 — Election of Directors Proposal —
To elect the following nominees to serve as Class I Directors, to serve until the 2028 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected. FORWITHHOLD David CraneJoel Marks2.Proposal No. 2 — Appointment of Indepwendent Registered Public Accounting Firm Proposal — To ratify the appointment of FGMK, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025.FOR AGAINST ABSTAIN CONTROL NUMBERSignatureSignature, if held jointlyDate, 2025 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025198130 Binah Capital Group, Inc. Proxy Card BackImportant Notice Regarding the Internet Availability of Proxy Materials for theAnnual Meeting of StockholdersTo view the Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/binahcap/2025 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARDTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSBINAH CAPITAL GROUP, INC.The undersigned appoints David Shane and Craig Gould as proxy, with the power to appoint their substitute, and authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Binah Capital Group, Inc. held of record by the undersigned at the close of business on May 28, 2025, at the Annual Meeting of Stockholders of Binah Capital Group, Inc. to be held on June 27, 2025 at 10:00 a.m. Eastern time, or at any adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.(Continued and to be marked, dated and signed on the other side)